EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                          REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, SERIES D
No.      R-1                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

[Option to Elect Payment in Specified Currency (Only applicable if Specified Currency is other than U.S. Dollars):

                             [ ]  Yes           [ ]  No

Authorized Denominations (Only applicable if Specified Currency is other than U.S. Dollars):]

         Johnson Controls, Inc., a Wisconsin corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of
_______ [Specified Currency] on the "Maturity Date," as set forth above, and to pay interest thereon as described on the reverse hereof.

         The principal of (and premium, if any) and interest on this Note are payable by the Company in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"). [If the Specified Currency is other than U.S. Dollars, the Company will arrange to have all such payments converted into U.S. Dollars in the manner described on the reverse hereof. Notwithstanding the foregoing, the Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written request to the Paying Agent located in The City of New York (initially, The Chase Manhattan Bank) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to such Paying Agent received not later than fifteen calendar days prior to the applicable payment date.] [This note is a "Dual Currency Note" and the Company has a one-time option, exercisable on a date or dates specified (each an "Option Election Date") in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms, of making all payments of principal, premium, if any, and interest after the exercise of such option, whether at maturity or otherwise (which payments would otherwise be made in the currency in which such Note is denominated (the "Face Amount Currency")), in the alternative currency for payment (the "Optional Payment Currency"). The exchange rate designated for such issuance (the "Designated Exchange Rate") will be a fixed exchange rate used for converting amounts denominated in the Face Amount Currency into amounts denominated in the Optional Payment Currency.]

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Johnson Controls, Inc. has caused this Note to be duly executed under its corporate seal.

Dated: December 2, 1997
                                       JOHNSON CONTROLS, INC.
(Seal)

                                       By:_____________________________________
                                                [Chairman, President, a Vice
                                                  President or Treasurer]

                                       ATTEST: ________________________________
                                                    [Secretary or Assistant
                                                          Secretary]

                  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series designated herein, described in the within-mentioned Indenture.

                                        CHASE MANHATTAN BANK DELAWARE
                                             as Trustee


                                        By: __________________________________
                                               Authorized Officer


                                               Or:


                                        CHASE MANHATTAN BANK DELAWARE
                                              as Trustee


                                        By: THE CHASE MANHATTAN BANK
                                               as Authenticating Agent


                                        By: _______________________________
                                              Authorized Signatory

(REVERSE OF REGISTERED NOTE)

                           JOHNSON CONTROLS, INC.

                         MEDIUM-TERM NOTE, SERIES D


         1. This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the "Debt Securities") of the Company of the series hereinafter specified, all such securities issued and to be issued under an Indenture dated as of February 22, 1995, between the Company and Chase Manhattan Bank Delaware, as Trustee (herein called the "Indenture"), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Debt Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Debt Securities and of the Company, and the terms upon which the Debt Securities are and are to be authenticated and delivered.

         As provided in the Indenture, the Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be issued in different denominations, may be issued in different currencies, may be issued in global form, may be issuable upon the exercise of warrants, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted.

         This Note is one of a series of the Debt Securities designated therein as Medium-Term Notes, Series D (the "Notes"). The Notes of this series may be issued at various times with different maturity dates and different principal repayment provisions, may bear interest at different rates, may be payable in different currencies and may otherwise vary, all as provided in the Indenture.

         2. A. The Regular Record Date with respect to any Interest Payment Date (as defined below) shall be the date 15 calendar days immediately preceding such Interest Payment Date, whether or not such date shall be a Business Day. Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, unless otherwise provided, be paid to the person in whose name the Note is registered at the close of business on the Regular Record Date for such Interest; provided, however, that interest payable on the Interest Payment Date occurring at Maturity will be to the person to whom principal shall be payable; provided, further, that the first payment of interest on any Note with an Original Issue Date between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next succeeding Regular Record Date. Notwithstanding the foregoing, any interest that is payable but not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder thereof on such Regular Record Date, and (i) may be paid to the person in whose name such Note is registered on the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof having been given to the Holder of such Note not less than ten days prior to such Special Record Date, or (ii) may be paid at any time and in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of that series may be listed, as more fully provided in the Indenture. "Business Day" means any day, other than a Saturday or Sunday, that meets each of the following applicable requirements: the day is (a) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York, [(b) if this Note is denominated in a Specified Currency other than U.S.

Dollars, (i) not a day on which banking institutions are authorized or required by law or regulation to close in the financial center of the country issuing the Specified Currency (which in the case of ECU shall be London and Luxembourg City, Luxembourg) and (ii) a day on which banking institutions in such financial center are carrying out transactions in such Specified Currency, and] (c) with respect to a LIBOR Note, a London Banking Day. "London Banking Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market. In connection with any calculations, all percentages will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards and all currency [or currency unit] amounts used and resulting from such calculations on the Notes will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upwards).

         B. The Company promises to pay interest on the principal amount at the rate per annum equal to the Initial Interest Rate shown on the face hereof until the first Interest Reset Date shown on the face hereof following the Original Issue Date specified on the face hereof and thereafter at a rate determined in accordance with the provisions below under the heading "Determination of CD Rate", "Determination of CMT Rate", "Determination of Commercial Paper Rate", "Determination of Eleventh District Cost of Funds Rate", "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of Prime Rate" or "Determination of Treasury Rate", depending upon whether the Base Rate specified above is CD Rate, CMT Rate, Commercial Paper Rate, Eleventh District Rate, Federal Funds Rate, LIBOR, Prime Rate or Treasury Rate, respectively, until the principal hereof is paid or duly made available for payment. The Company will pay interest monthly, quarterly, semi-annually or annually as specified on the face hereof under "Interest Payment Period", commencing with the first Interest Payment Date specified on the face hereof next succeeding the Original Issue Date, and at Maturity. Unless otherwise provided on the face hereof, the dates on which interest will be payable (each an "Interest Payment Date") will be, in the case of Notes with a monthly Interest Payment Period, the third Wednesday of each month; in the case of Notes with a quarterly Interest Payment Period, the third Wednesday of March, June, September and December; in the case of Notes with a semi-annual Interest Payment Period, the third Wednesday of the two months specified on the face hereof; and in the case of Notes with an annual Interest Payment Date Period, the third Wednesday of the month specified on the face hereof; provided, however, that if an Interest Payment Date would fall on a day that is not a Business Day, such Interest Payment Date shall be the following day that is a Business Day, except that in case the Base Rate is LIBOR, if such Date falls in the next calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

         The interest payable on this Note on each Interest Payment Date will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to but excluding such Interest Payment Date; provided, however, that if the Interest Reset Period is daily or weekly, the interest payable on each Interest Payment Date, other than at Maturity, will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the Record Date immediately preceding such Interest Payment Date, and the interest payable at Maturity will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the Date of Maturity. Such accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. This accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate is CD Rate, CMT Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, Prime Rate or LIBOR, as indicated on the face hereof, or by the actual number of days in the year if the Base Rate is Treasury Rate, as indicated on the face hereof. The interest rate in effect on each day will be (a) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate and (ii) the interest rate in effect for the ten calendar days immediately prior to Maturity will be that in effect on the tenth calendar day preceding Maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate, if any, permitted by New York law. Commencing with the first Interest Reset Date specified on the face hereof following the Original Issue Date and thereafter upon each succeeding Interest Reset Date specified on the face hereof, the rate at which interest on this Note is payable shall be adjusted as specified on the face hereof under Interest Reset Period; provided, however, that if any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that (i) if the Base Rate is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day or (ii) if the Base Rate is Treasury Rate and the Interest Reset Date falls on a Date which is an auction date, the Interest Reset Date shall be the following day that is a Business Day.

         The Interest Determination Date pertaining to an Interest Reset Date will be, if the Base Rate is CD Rate, CMT Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate or Prime Rate, the second Business Day next preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date will be, if the Base Rate is LIBOR, the second London Banking Day preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date will be, if the Base Rate is Treasury Rate, the day of the week in which such Interest Reset Date falls on which Treasury bills (as defined below) of the Index Maturity specified on the face hereof are auctioned. Treasury bills are normally auctioned on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as a result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week.

         Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

         Determination of CD Rate. If the Base Rate is CD Rate, as indicated on the face hereof, the interest rate shall equal (a) the rate on the Interest Determination Date specified on the face hereof for negotiable certificates of deposit having the Index Maturity specified on the face hereof (1) as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors of the Federal Reserve System (the "H.15(519)"), under the heading "CDs (Secondary Market)" or (2) if such rate is not so published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" (the "Composite Quotations") under the heading "Certificates of Deposit" or (b) if neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, the arithmetic mean as calculated by the Calculation Agent of the secondary market offered rates as of 10:00 A.M., New York City time, on such Interest Determination

Date of three leading nonbank dealers in negotiable U.S. Dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity (as specified on the face hereof) in a denomination of $5,000,000, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specific on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if such dealers are not quoting as mentioned above, the interest rate in effect hereon until the Interest Reset Date next succeeding the Interest Reset Date to which such Interest Determination Date relates shall be the rate in effect hereon on such Interest Determination Date.

         Determination of CMT Rate. If the Base Rate is the CMT Rate, as indicated on the face hereof, the interest rate shall equal (i) the rate displayed on the Designated CMT Telerate Page (as defined herein) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 p.m." under the column for the Designated CMT Maturity Index (as defined herein) for (a) if the Designated CMT Telerate Page is 7055, the rate on such Interest Determination Date and (b) if the Designated CMT Telerate Page is 7052, the weekly or monthly average, as specified in the Floating Interest Rate Notice, for the week or month, as applicable, ended immediately preceding the week in which the related Interest Rate Determination Date occurs. If such rate is no longer displayed on the relevant page or is not displayed by 3:00 P.M., New York City time, on the related Calculation Date (as defined below), then the CMT on such Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Maturity Index as published in H.15(519). If such rate is no longer published or is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on such Interest Determination Date shall be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate on the Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M.. New York City time, on such Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer ") in The City of New York selected by the Calculation Agent, after consultation with the Company (from five such Reference Dealers selected by the Calculation Agent, after consultation with the Company, and eliminating the highest quotation (or in the event of equality, one of the highest) and the lowest quotation (or in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes ") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent is unable to obtain three such Treasury Note quotations, the CMT Rate on such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of 3:30 P.M., New York City time, on such Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent, after consultation with the Company, and eliminating the highest quotation (or in the event of equality, one of the highest) and the lowest quotation (or in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closes to the Designated CMT

Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate shall be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers so selected by the Calculation Agent, after consultation with the Company, are quoting, the CMT Rate determined as of such Interest Determination Date will be the CMT Rate in effect on such Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent, after consultation with the Company, will obtain from five Reference Dealers quotations for the Treasury Note with the shorter remaining term to maturity.

         "Designated CMT Maturity Index" shall be the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable Floating Interest Rate Notice with respect to which the CMT Rate will be calculated and if no such maturity is specified in the applicable Floating Interest Rate Notice, the Designated CMT Maturity Index shall be two years.

         "Designated CMT Telerate Page" shall be the display on the Dow Jones Telerate Service on the page specified in the applicable Floating Interest Rate Notice (or any other page as may replace such page on the service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519) and if no such page is specified in the applicable Floating Interest Rate Notice, the Designated CMT Telerate Page shall be 7052 for the most recent week.

         Determination of Commercial Paper Rate. If the Base Rate is Commercial Paper Rate, as indicated on the face hereof, the interest rate shall equal (a) the Money Market Yield (as defined herein) on the Interest Determination Date specified on the face hereof of the rate for commercial paper having the Index Maturity specified on the face hereof (1) as published in the H.15(519), under the heading "Commercial Paper -Nonfinancial", or (2) if such yield is not so published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then as published in the Composite Quotations under the heading "Commercial Paper" or (b) if neither of such yields is published by 3:00 P.M., New York City time, on such Calculation Date, the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 A.M., New York City time on such Interest Determination Date, of three leading dealers of commercial paper in The City of New York, selected by the Calculation Agent, for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA" or the equivalent, from a nationally recognized rating agency, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if such dealers are not quoting as mentioned above, the interest rate in effect hereon until the Interest Reset Date next succeeding the Interest Reset Date to which such Interest Determination Date relates shall be the rate in effect hereon on such Interest Determination Date.

         "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                               D x 360
         Money Market Yield = ------------------- x 100
                               360 -- (D x M)
where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         Determination of Eleventh District Cost of Funds Rate. If the Base Rate is Eleventh District Cost of Funds Rate, as indicated on the face hereof, the interest rate shall equal (a) the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Interest Determination Date specified on the face hereof (1) as set forth under the caption "11th District" on Telerate Page 7058 (as defined herein) as of 11:00 A.M., San Francisco time, on such Interest Determination Date, or (2) if such rate does not appear on Telerate Page 7058 on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement or (b) if the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such interest Determination Date, then the Eleventh District Cost of Funds Rate in effect on such Interest Determination Date.

         "Telerate Page 7058" means the display on the Dow Jones Telerate Service on such page (or such other page as may replace such page on the service for the purpose of displaying the Eleventh District Cost of Funds
Rate) for the purpose of displaying the monthly average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District.

         Determination of Federal Funds Rate. If the Base Rate is Federal Funds Rate, as indicated on the face hereof, the interest rate shall equal
(a) the rate on the Interest Determination Date specified on the face hereof for Federal Funds (1) as published in the H.15(519), under the heading "Federal Funds (Effective)" or (2) if such rate is not so published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then as published in the Composite Quotations under the heading "Federal Funds/Effective Rate" or (b) if neither of such rates is published by 3:00 P.M., New York City time, on such Calculation Date, the arithmetic mean (as calculated by the Calculation Agent) of the rates for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent as of 11:00 A.M., New York City time, on such Interest Determination Date, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if such brokers are not quoting as mentioned above, the interest rate in effect hereon until the Interest Reset Date next succeeding the Interest Reset Date to which such Interest Determination Date relates shall be the rate in effect hereon on such Interest Determination Date.

         Determination of LIBOR. If the Base Rate indicated on the face hereof is LIBOR, the interest rate shall equal the arithmetic mean (as calculated by the Calculation Agent) of offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means "LIBOR Telerate" which shall be the display designated as page"3750" on the Dow Jones Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks), unless "LIBOR Reuters" is designated on the face hereof, in which case "Designated LIBOR Page" means the display designated as "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Note.

         If fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Note will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the Specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S.$1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Note at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

         Determination of Prime Rate. If the Base Rate is Prime Rate, as indicated on the face hereof, the interest rate shall equal (a) the rate on the Interest Determination Date specified on the face hereof for Prime Rate
(1) as published in H.15(519), under the heading "Bank Prime Loan" or (2) if such rate is not so published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, then the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined herein) as such bank's prime rate or base lending rate as in effect for that Interest Determination Date or (b) if fewer than four such rates appear on the Reuters Screen USPRIME1 Page for the Interest Determination Date, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Interest Determination Date by at least two of three major money center banks in The City of New York selected by the Calculation Agent. If fewer than two such rates are quoted as aforesaid, the Prime Rate will be determined by the Calculation Agent on the basis of the rates furnished in The City of New York by one or two, as the case may be, substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks selected as aforesaid are not quoting as set forth above, the Prime Rate will remain the Prime Rate then in effect on such Interest Determination Date.

         "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying the prime rate or base rate of major United States banks).

         Determination of Treasury Rate. If the Base Rate is Treasury Rate as indicated on the face hereof, the interest rate shall equal the rate for the auction held on the Interest Determination Date of direct obligations of the United States ("Treasury bills") having the Index Maturity shown on the face hereof as published in the H.15(519), under the heading "Treasury bills-auction average (investment)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date (as defined below) pertaining to such Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury, in either case, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or, by multiplication by the Spread Multiplier, if any, specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity shown on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the rate of interest hereon shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity shown on the face hereof, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the interest rate in effect hereon until the Interest Reset Date next succeeding the Interest Reset Date to which such Interest Determination Date relates shall be the rate in effect hereon on such Interest Determination Date.

         The Calculation Date pertaining to an Interest Determination Date shall be the tenth calendar day after such Interest Determination Date or if any such day is not a Business Day, the next succeeding Business Day. Initially, The Chase Manhattan Bank shall be the Calculation Agent. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing and will confirm in writing such calculation to the Trustee and any Paying Agent immediately after each determination. Neither the Trustee nor any Paying Agent shall be responsible for any such calculation. At the request of the Holder hereof the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date.

         3. Payments [in U.S. Dollars] of interest (other than interest payable at Stated Maturity or upon earlier redemption or repayment) will be made by mailing a check to the Holder at the address of the Holder appearing on the Debt Security Register (as defined in the Indenture) on the applicable Record Date. [Notwithstanding the foregoing, a Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms (or a holder of the equivalent thereof in a Specified Currency other than U.S. Dollars as determined by the Exchange Rate Agent on the basis of the Market Exchange Rate (as defined below)) shall be entitled to receive such payments in U.S. Dollars by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Company's Paying Agent not less than 15 days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in a Specified Currency other than U.S. Dollars (by written request to the Paying Agent as provided above), such Holder shall provide appropriate payment instructions to such Paying Agent and all such payments will be made in immediately available funds to an account maintained by the payee with a bank located outside the United States.] Principal and any premium and interest payable at Stated Maturity or upon earlier redemption or repayment will be paid upon surrender of such Note at the office of the Paying Agent in the City of New York or at such other place or agency as the Company may designate
(i) in immediately
available funds or (ii) if appropriate payment instructions have been received in writing by the Company's Paying Agent not less than 15 days, or such lesser time as is acceptable to the Paying Agent, prior to the applicable maturity, redemption or repayment date, by electronic transfer of immediately available funds.

         4. If specified on the face hereof, this Note may be redeemed, as a whole or from time to time in part, at the option of the Company, on not less than 30 nor more than 45 days' prior notice given as provided in the Indenture, on any Redemption Date(s) and at the related Redemption Price(s) set forth on the face hereof. If less than all the Outstanding Notes of any series are to be redeemed, the Company shall give the Trustee notice at least 45 days in advance of the date fixed for redemption as to the aggregate principal amount of Outstanding Notes to be redeemed. Outstanding Notes may be redeemed in part in multiples equal to the minimum authorized denomination for Outstanding Notes of such Series or any multiple thereof. Thereupon the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Outstanding Notes or portions thereof to be redeemed, and shall as promptly as practicable notify the Company of the Outstanding Notes or portions thereof so selected. In the event of redemption of this Note in part only, a new Note or Notes of this series of like tenor or terms for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

         5. If specified on the face hereof, this Note will be subject to repayment at the option of the Holder hereof on the Repayment Date(s) and at the Repayment Price(s) indicated on the face hereof. If no such Repayment Date is set forth on the face hereof, this Note may not be so repaid at the option of the Holder hereof prior to Stated Maturity. On each Repayment Date, if any, this Note shall be repayable in whole or in part at the option of the Holder hereof at the applicable Repayment Price set forth on the face hereof, together with interest thereon to the date of repayment. For this Note to be repaid in whole or in part at the option of the Holder hereof, the Paying Agent in The City of New York must receive not less than 30 or more than 45 days prior to the Repayment Date (i) the Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or The National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Note, the principal amount of the Note, the certificate number of the Note or a description of the Note's tenor or terms, the principal amount of the Note to be prepaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be prepaid with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed will be received by such Paying Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by such Paying Agent by such fifth Business Day. Exercise of such repayment option shall be irrevocable. Such option may be exercised by the Holder for less than that entire principal amount provided that the principal amount remaining outstanding after repayment is an authorized denomination.

         [6. If the Specified Currency is other than U.S. Dollars, unless the Holder has elected otherwise, payment in respect of this Note shall be made in U.S. Dollars based upon the Exchange Rate as determined by the Exchange Rate Agent (initially, The Chase Manhattan Bank) appointed by the Company for such purpose based on the highest firm bid quotation for U.S. Dollars received by such Exchange Rate Agent at approximately 11:00 A.M. New York City time on the second Business Day preceding the applicable payment date (or if no such rate is quoted on such date the last date on which such rate was quoted), from three recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer for settlement on such payment date of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, payments will be made in the Specified Currency unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case the Company will be entitled to make payments in respect hereof in U.S. Dollars as provided below.

         Except as set forth below, if payment on a Note is required to be made in a Specified Currency other than U.S. Dollars and such currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments due on that due date with respect to such Note shall be made in U.S. Dollars. The amounts so payable on any date in such Specified Currency shall be converted into U.S. Dollars at a rate determined by the Exchange Rate Agent on the basis of the most recently available noon buying rate for cable transfers in The City of New York as determined by the Federal Reserve Bank of New York (the "Market Exchange Rate").

         Subject to the provisions described below, the ECU in which a Note may be denominated or may be payable is the same as the ECU that is from time to time used as the unit of account of the European Community ("EC"). Changes to the ECU may be made by the European Communities, in which event the ECU will change accordingly.

         Under Article 109G of the treaty establishing the EC, as amended (the "Treaty"), the currency composition of the ECU may not be changed. The Treaty contemplates that the European monetary union will occur in three stages, the second of which began on January 1, 1994 with the entry into force of the Treaty. The Treaty provides that, at the start of the third stage of European monetary union, the value of the ECU as against the currencies of the member states participating in the third stage will be irrevocably fixed, ad the ECU will become a currency in its own right. In contemplation of that third stage, the EC meeting in Madrid on December 16, 1995 decided that the name of that currency will be the Euro and that, in accordance with the Treaty, substitution of the Euro for the ECU will be at the rate of one Euro for one ECU. From the start of the third stage of the European monetary union, all payments in respect of a Note denominated or payable in the ECU will be payable in the Euro at the rate then established in accordance with the Treaty.

         With respect to each due date for the payment of principal of, premium, if any, and interest on, a Note, if, on or prior to such due date, the ECU is used neither as the unit of account of the EC nor as a currency in its own right, replacing all or some of the currencies of the member countries of the EC, the Company or its agent shall (in the case of an agent, without liability on its part but after consultation with the Company and having regard to the availability to the Company of the relevant currency) choose a substitute currency (the "Chosen Currency"), which shall be a component currency of the ECU or U.S. dollars, in which all payments to be calculated by reference to or made in ECU due on or after such due date with respect to a Note shall be made. Notice of the Chosen Currency so selected shall be mailed to each registered holder of a Note. The amount of each payment calculated with reference to or made in such Chosen Currency shall be computed on the basis on the equivalent of the ECU in that currency determined as described below, as of the fourth Business Day prior to the date on which such payment is due.

         On or about the first Business Day following the day on which the ECU is used neither as the unit of account of the EC nor as a currency in its own right, replacing all or some of the currencies of the member countries of the EC, the Company or its agent shall (in the case of an agent, without liability on its part but after consultation with the Company and having regard to the availability to the Company of the relevant currency) choose a Chosen Currency in which all payments to be calculated by reference to or made in ECU with respect to a Note having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment calculated with reference to or made in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first Business Day.

         The equivalent of the ECU in the relevant Chosen Currency as of any date (the "Date of Valuation") shall be determined by the Exchange Rate Agent on the following basis. The amounts and components composing the ECU for this purpose (the "Components") shall be the amounts and components which composed the ECU as of the last date on which the ECU was used as the unit of account of the EC. The equivalent of the ECU in the Chosen Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components; and then, in the case of a Chosen Currency other than U.S. dollars, using the rate used for determining the U.S. dollar equivalent of the Components in the Chosen Currency as set forth below, calculating the equivalent in the Chosen Currency of such aggregate amount in U.S. dollars.

         The U.S. dollar equivalent of each of the Components shall be determined by the Exchange Rate Agent on the basis of the middle spot delivery quotations prevailing at 2:30 p.m., Brussels time, on the Day of Valuation, as obtained by the Exchange Rate Agent from one or more major banks, as selected by the Company or its agent, in the country of issue of the component currency in question.

         If for any reason no direct quotations are available for a Component as of a Day of Valuation from any of the banks selected for this purpose, in computing the U.S. dollar equivalent of such Component, the Exchange Rate Agent, shall (except as provided below) use the most recent direct quotations for such Component obtained by it or on its behalf, provided that such quotations were prevailing in the country of issue not more than two Business Days before such Day of Valuation. If such most recent quotations were so prevailing more than two Business Days in the country of issue before such Day of Valuation, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such component currency and for the U.S. dollar prevailing at 2:30 p.m., Brussels time, on such Day of Valuation, as obtained by or on behalf of, the Exchange Rate Agent, from one or more major banks, as selected by the Company or its agents, in a country other than the country of issue of such component currency. Notwithstanding the foregoing, the Exchange Rate Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Company or such agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated as provided in the first sentence of this paragraph. Unless otherwise specified by the Company or its agent, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a non-resident issuer of notes denominated in such currency would purchase such currency in order to make payments in respect of such notes.

         If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated components currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall have a value at the time of the division equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

         If, pursuant to the Treaty, all or some of the currencies of the member countries of the EC are replaced by the Euro, the payment of principal of, or interest on, a Note denominated in such currency shall be effected in Euro in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty.

         All determinations referred to above of the Exchange Rate Agent shall be at its sole discretion (except to the extent expressly provided herein that any determination is subject to approval by the Company) and, in the absence of manifest error, shall be conclusive for all purposes and binding upon the Holders of the Notes and the Trustee and the Exchange Rate Agent shall have no liability therefor.]

         7. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all of the Notes and the interest accrued thereon, if any, may be declared due and payable in the manner and with the effect provided in the Indenture. If the principal of any Original Issue Discount Note is declared to be due and payable, the amount of principal due and payable with respect to such Note shall be limited to the sum of the aggregate principal amount of such Note multiplied by the Issue Price (expressed as a percentage of the aggregate principal amount) plus the original issue discount accrued from the date of issue to the date of declaration, which accrual shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles) in effect on the date of declaration. An Original Issue Discount Note is (i) a Note, including any zero-coupon Note, which has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of its Principal Amount, multiplied by the number of full years from the Original Issue Date to the Maturity Date for such Note and (ii) any other Note designated by the Company as issued with an original issue discount for United States federal income tax purposes.

         8. With the consent of the Holders of greater than 50% in aggregate principal amount of the Outstanding Notes of each series affected by such supplemental indenture, the Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing the provisions of the Indenture or any supplement thereto or of modifying in any manner the rights of the Holders of the Notes of each series under the Indenture; provided, however, that no such supplemental indenture shall, (a) extend the time or terms of payment of the principal at maturity of, or the interest on, any such series of Notes, or reduce principal or premium or the rate of interest, or make the principal or interest or premium payable in any currency other than that provided in the Notes, without the consent of the Holder of each Outstanding Note affected thereby, or (b) without the consent of all of the Holders of any series of Notes then outstanding, reduce the percentage of Notes of any such series, the Holders of which are required to consent (i) to any such supplemental indenture, (ii) to rescind and annul a declaration that the Notes of any series are due and payable as a result of the occurrence of an Event of Default, (iii) to waive any past Event of Default under the Indenture and its consequences and (iv) to waive compliance with certain other provisions contained in the Indenture.

         The Company and the Trustee may enter into an indenture or indentures supplemental to the Indenture without the consent of the Holders for limited purposes specified in the Indenture.

         The Holders of greater than 50% in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on the Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such

Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         9. Notwithstanding any other provision in this Note or the Indenture, the Holder of this Note shall have the rights, which are absolute and unconditional, to receive payment of the principal of, premium, if any, and interest, if any, on such Note on the respective Stated Maturities expressed in such Note (or in the case of redemption or repayment, on the date for redemption or repayment, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         10. The authorized denominations of Notes [denominated in U.S. Dollars] will be [U.S.] [$1,000] and any larger amount that is an integral multiple of [U.S.] $1,000. [The authorized denominations of the Notes denominated in a currency other than U.S. Dollars will be as set forth on the face hereof.]

         11. Notes to be exchanged shall be surrendered at any office or agency maintained by the Company for such purpose, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Notes which the Holder making the exchange shall be entitled to receive. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Note is registrable at the Debt Security Registrar (as defined in the Indenture), maintained by the Company for this series (initially, The Chase Manhattan Bank). Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes of authorized denominations for an equal aggregate principal amount. Such new Note or Notes will be delivered at the office of the Debt Security Registrar in The City of New York, or mailed, at the request, risk and expense of the transferee or transferees, to the address or addresses shown in the Debt Security Register for such transferee or transferees.

         All Notes presented to a Debt Security Registrar for registration of transfer shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and such Debt Security Registrar duly executed by the registered Holder or his attorney duly authorized in writing.

         No service charge shall be made for any exchange or registration of transfer of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Company shall not be required to issue, exchange or register a transfer of (a) any Notes of any series for a period of 15 days next preceding the mailing of a notice of redemption of Notes of such series and ending at the close of business on the day of the mailing of a notice of redemption of Notes of such series so selected for redemption, or (b) any Notes selected, called or being called for redemption except, in the case of any Notes to be redeemed in part, the portion thereof not so to be redeemed.

         Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name a Note is registered as the owner hereof for all purposes whether or not such Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         12. Certain of the Company's obligations under the Indenture with respect to Notes of any series may be terminated if the Company irrevocably deposits with the Trustee money or eligible instruments sufficient to pay and discharge the entire indebtedness on all Notes of such series, as described in the Indenture.

         13. Unless otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         14. The Indenture, the Notes and any coupons pertaining hereto shall be construed in accordance with and governed by the laws of the State of New York.

                           --------------------
                         OPTION TO ELECT REPAYMENT


         The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion hereof specified below) pursuant to its terms at a price equal to the applicable Repayment Price thereof together with interest to the Repayment Date, to the undersigned at
___________________________________________________________________________
___________________________________________________________________________
      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF THE UNDERSIGNED)

         If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the Holder elects to have repaid ______________; and specify the denomination or denominations (which shall be in authorized denominations) of the Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): ____________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

Date:_______________________________  _____________________________________

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-1                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-2                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-3                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-4                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-5                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-6                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-7                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-8                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-9                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-10                                                  CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-11                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-12                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-13                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-14                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-15                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-16                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-17                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-18                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-19                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-20                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-21                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-22                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-23                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-24                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]

                                                                 EXHIBIT ___

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ( THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE DEPOSITORY OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO THE NOMINEE OF THE DEPOSITORY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE NOMINEE OF THE DEPOSITORY, HAS AN INTEREST HEREIN.]

REGISTERED                                                        REGISTERED
                           JOHNSON CONTROLS, INC.
                         MEDIUM-TERM NOTE, Series D
FL No. R-25                                                 CUSIP __________

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID," "YIELD TO MATURITY" AND "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE DESIGNATED METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

                             FLOATING RATE NOTE

Original Issue Date:                              Initial Interest Rate:

Interest Accrual Date:                            Index Maturity:

Issue Price:                                      Base Rate:

Principal Amount:                                 Interest Reset Period:

Maturity Date:                                    Interest Reset Dates:

Interest Payment Period:                          Spread (plus or minus):

Interest Payment Dates:                           Spread Multiplier:

Total Amount of OID:                              Maximum Interest Rate:

Yield to Maturity:                                Minimum Interest Rate:

Initial Accrual Period OID:                       Initial Redemption Date(s):

Repayment Date(s):                                Initial Redemption Price(s):

Repayment Price(s):

[Face Amount Currency:]                           [Designated Exchange Rate:]

[Optional Payment Currency:]                      [Optional Exchange Rate:]

[Note: Bracketed material shall be included only if applicable. All references to foreign currencies shall be deleted from any Note that is held by Depository Trust Company as a book-entry note.]